UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/26/2005

NETGEAR, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50350

DE	770419172
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4500 Great America Parkway, Santa Clara, CA 95054
(Address of Principal Executive Offices, Including Zip Code)

408-907-8000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 26, 2005, NETGEAR, Inc. issued a press release announcing its financial results for its third quarter ended October 2, 2005. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

The information in the report (including any exhibit attached to this Current report), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by NETGEAR, Inc., except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

The folloing exhibit is furnished herewith:

99.1 Press Release, dated October 26, 2005, of NETGEAR, Inc. announcing its financial results for the third quarter ended October 2, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NETGEAR, INC

Date: October 26, 2005.	By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Executive Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, Dated October 26, 2005